Exhibit 99.1

CUMULUS MEDIA INC.

Cumulus Reports Operating Results for Second Quarter 2017

ATLANTA, GA — August 14, 2017: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three and six months ended June 30, 2017.

For the three months ended June 30, 2017, the Company reported net revenue of $290.5 million, up 1.2% from the three months ended June 30, 2016, net income of $5.7 million and Adjusted EBITDA of $67.4 million which was up 6.7% from the three months ended June 30, 2016. For the six months ended June 30, 2017, the Company reported net revenue of 554.6 million, down 0.2% from the six months ended June 30, 2016, net loss of $1.7 million and Adjusted EBITDA of $106.1 million which was up 1.0% from the six months ended June 30, 2016.

Mary Berner, President and Chief Executive Officer of Cumulus Media Inc. said, "Our second quarter results provide further evidence of the success of our turnaround strategies as we posted a year-over-year increase in Adjusted EBITDA for the first time in over three years despite what continues to be a tough market environment."

Operating Summary (in thousands, except percentages and per share data):

	Three Months Ended June 30,
	2017	2016	% Change
Net revenue	$290,531	$287,193	1.2%
Net income	$5,672	$1,066	**
Adjusted EBITDA (1)	$67,400	$63,180	6.7%
Basic and diluted income per share	$0.19	$0.04

	Six Months Ended June 30,
	2017	2016	% Change
Net revenue	$554,561	$555,723	(0.2)%
Net loss	$(1,723)	$(13,363)	**
Adjusted EBITDA (1)	$106,133	$105,114	1.0%
Basic and diluted loss per share	$(0.06)	$(0.46)

	June 30, 2017	December 31, 2016	% Change
Cash and cash equivalents	$141,195	$131,259	7.6%

Term loan (2)	$1,810,266	$1,810,266	—%
7.75% senior notes (3)	610,000	610,000	—%
Total debt	$2,420,266	$2,420,266	—%

	Three Months Ended June 30,
	2017	2016	% Change
Capital expenditures	$7,467	$7,301	2.3%

	Six Months Ended June 30,
	2017	2016	% Change
Capital expenditures	$13,203	$11,462	15.2%

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure and Definition”.

(2) Term loan excludes debt issuance costs/discounts of $26,053 and $29,909 at June 30, 2017 and December 31, 2016, respectively.
(3) 7.75% senior notes exclude debt issuance costs/discounts of $4,969 and $6,200 at June 30, 2017 and December 31, 2016, respectively.

**	Calculation not meaningful

Results for Three Months Ended June 30, 2017

Net Revenue
The Company operates in two reportable segments, the Radio Station Group and Westwood One. The Radio Station Group revenue is derived primarily from the sale of broadcasting time to local, regional and national advertisers. Westwood One revenue is generated primarily through network advertising.
Corporate and Other includes overall executive, administrative and support functions for both of the Company’s reportable segments, including programming, finance, legal, human resources and information technology functions.

The following tables present our net revenue by segment (dollars in thousands).

	Three Months Ended June 30, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$208,596	$81,234	$701	$290,531
% of total revenue	71.8%	28.0%	0.2%	100.0%
$ change from three months ended June 30, 2016	$(1,368)	$4,704	$2	$3,338
% change from three months ended June 30, 2016	(0.7)%	6.1%	0.3%	1.2%

	Three Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$209,964	$76,530	$699	$287,193
% of total revenue	73.1%	26.7%	0.2%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands).

	Three Months Ended June 30, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$46,803	$10,976	$(52,107)	$5,672
$ change from three months ended June 30, 2016	$398	$10,089	$(5,881)	$4,606
% change from three months ended June 30, 2016	0.9%	**	(12.7)%	**

**    Calculation not meaningful

	Three Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$46,405	$887	$(46,226)	$1,066

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Three Months Ended June 30, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$59,870	$16,942	$(9,412)	$67,400
$ change from three months ended June 30, 2016	$549	$4,014	$(343)	$4,220
% change from three months ended June 30, 2016	0.9%	31.0%	(3.8)%	6.7%

	Three Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$59,321	$12,928	$(9,069)	$63,180

Results for Six Months Ended June 30, 2017

Net Revenue

The following tables present our net revenue by segment (dollars in thousands).

	Six Months Ended June 30, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	382,197	171,090	1,274	$554,561
% of total revenue	68.9%	30.9%	0.2%	100.0%
$ change from six months ended June 30, 2016	$(4,244)	$2,996	$86	$(1,162)
% change from six months ended June 30, 2016	(1.1)%	1.8%	7.2%	(0.2)%

	Six Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$386,441	$168,094	$1,188	$555,723
% of total revenue	69.5%	30.3%	0.2%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands).

	Six Months Ended June 30, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$75,341	$13,241	$(90,305)	$(1,723)
$ change from six months ended June 30, 2016	$4,197	$15,239	$(7,796)	$11,640
% change from six months ended June 30, 2016	5.9%	**	(9.4)%	**

**    Calculation not meaningful

	Six Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$71,144	$(1,998)	$(82,509)	$(13,363)

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Six Months Ended June 30, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$98,911	$25,911	$(18,689)	$106,133
$ change from six months ended June 30, 2016	$(4,130)	$5,224	$(75)	$1,019
% change from six months ended June 30, 2016	(4.0)%	25.3%	(0.4)%	1.0%

	Six Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$103,041	$20,687	$(18,614)	$105,114

Earnings Call Information
Cumulus Media Inc. will host a teleconference today at 4:30 PM eastern time to discuss its second quarter 2017 operating results.

The conference call dial-in number for domestic callers is 877-830-7699. International callers should dial 574-990-0924 for conference call access. If prompted, the conference ID is 56090542. Please call five to ten minutes in advance to ensure that you are connected prior to the presentation.

Following completion of the call, a replay can be accessed until 11:59 PM eastern time, September 14, 2017. Domestic callers can access the replay by dialing 855-859-2056 or 404-537-3406, replay code 56090542. International callers should dial +44 (0)145255000 for conference replay access. An archive of the webcast will be available beginning 24 hours after the call for a period of 30 days.

A link to the webcast of the conference call and the related earnings presentation will be available on the investor section of the Cumulus Media Inc. website (www.cumulus.com/investors).

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to certain historical and our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and may involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy, our ability to access borrowings under our revolving credit facility, our ability from time to time to renew one or more of our broadcast licenses, changes in interest rates, changes in the fair value of our investments, the timing of, and our ability to complete any acquisitions or dispositions pending from time to time, costs and synergies resulting from the integration of any completed acquisitions, our ability to effectively manage costs, our ability to generate and manage growth, the popularity of radio as a broadcasting and advertising medium, changing consumer tastes, the impact of general economic conditions in the United States or in specific markets in which we currently do business, industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events, our ability to generate revenues from new sources, including local commerce and technology-based initiatives, the impact of regulatory rules or proceedings that may affect our business from time to time, our ability to continue to meet the listing standards for our Class A common stock to continue to be listed for trading on the NASDAQ stock market, the write off of a material portion of the fair value of our FCC broadcast licenses and goodwill, and other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) and any subsequent filings. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

About Cumulus Media
A leader in the radio broadcasting industry, Cumulus Media combines high-quality local programming with iconic, nationally syndicated media, sports and entertainment brands to deliver premium content choices to the 245 million people reached each week through its 447 owned-and-operated stations broadcasting in 90 US media markets (including eight of the top 10), more than 8,000 broadcast radio stations affiliated with its Westwood One network and numerous digital channels. Together, the Cumulus/Westwood One platforms make Cumulus Media one of the few media companies that can provide advertisers with national reach and local impact. Cumulus/Westwood One is the exclusive radio broadcast partner to some of the largest brands in sports, entertainment, news and talk, including the NFL, the NCAA, the Masters, the Olympics, the GRAMMYs, the Academy of Country Music Awards, the American Music Awards, the Billboard Music Awards, Westwood One News, and more. Additionally, it is the nation's leading provider of country music and lifestyle content through its NASH brand, which serves country fans nationwide through radio programming, exclusive digital content, and live events.

For further information, please contact:
Cumulus Media Inc.
Collin Jones
Investor Relations
collin@cumulus.com
404-260-6600

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net revenue	$290,531	$287,193	$554,561	$555,723
Operating expenses:
Content costs	93,289	97,133	195,069	197,178
Selling, general and administrative expenses	120,506	117,860	234,896	235,087
Depreciation and amortization	16,120	22,969	32,402	46,066
Local marketing agreement fees	2,713	2,482	5,420	7,870
Corporate expenses	9,476	9,203	18,742	18,713
Stock-based compensation expense	530	790	1,068	1,668
Acquisition-related and restructuring costs	467	1,421	1,618	3,687
Loss (gain) on sale of assets or stations	104	(3,146)	(2,502)	(3,141)
Impairment of intangible assets and goodwill	—	1,816	—	1,816
Total operating expenses	243,205	250,528	486,713	508,944
Operating income	47,326	36,665	67,848	46,779
Non-operating expense:
Interest expense	(34,344)	(34,486)	(68,407)	(68,967)
Interest income	35	140	72	225
Other (expense) income, net	(111)	(4)	(28)	716
Total non-operating expense, net	(34,420)	(34,350)	(68,363)	(68,026)
Income (loss) before income taxes	12,906	2,315	(515)	(21,247)
Income tax (expense) benefit	(7,234)	(1,249)	(1,208)	7,884
Net income (loss)	$5,672	$1,066	$(1,723)	$(13,363)
Basic and diluted earnings (loss) per common share:
Basic: Earnings (loss) per share	$0.19	$0.04	$(0.06)	$(0.46)
Diluted: Earnings (loss) per share	$0.19	$0.04	$(0.06)	$(0.46)
Weighted average basic common shares outstanding	29,306,374	29,291,128	29,306,374	29,273,774
Weighted average diluted common shares outstanding	29,306,374	29,336,502	29,306,374	29,273,774

Non-GAAP Financial Measure and Definition
From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Adjusted EBITDA is the financial metric utilized by the Company to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations after the incurrence of corporate, general and administrative expenses. The Company also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service and acquisitions. In addition, consolidated Adjusted EBITDA, excluding the impact of local marketing agreement fees, is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our Credit Agreement.

In deriving this measure, the Company excludes depreciation, amortization and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. The Company also excludes any gain or loss on the exchange or sale of any assets and any gain or loss on derivative instruments, early extinguishment of debt, and local marketing agreement fees as they are not associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our ongoing core operations. The Company also excludes any costs associated with impairment of assets as they do not require a cash outlay.

The Company believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, is commonly employed by the investment community as a measure for determining the market value of a media company and comparing the operational and financial performance among media companies. The Company has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies. Given the relevance to our overall value, the Company believes that investors consider the metric to be extremely useful.

Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies, and comparability may be limited.

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three and six months ended June 30, 2017 and 2016 (dollars in thousands):

	Three Months Ended June 30, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$46,803	$10,976	$(52,107)	$5,672
Income tax expense	—	—	7,234	7,234
Non-operating (income) expense, including net interest expense	(1)	133	34,288	34,420
Local marketing agreement fees	2,713	—	—	2,713
Depreciation and amortization	10,251	5,449	420	16,120
Stock-based compensation expense	—	—	530	530
Loss on sale of assets or stations	104	—	—	104
Acquisition-related and restructuring costs	—	384	83	467
Franchise and state taxes	—	—	140	140
Adjusted EBITDA	$59,870	$16,942	$(9,412)	$67,400

	Three Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$46,405	$887	$(46,226)	$1,066
Income tax expense	—	—	1,249	1,249
Non-operating expense, including net interest expense	17	63	34,270	34,350
Local marketing agreement fees	2,482	—	—	2,482
Depreciation and amortization	13,538	8,894	537	22,969
Stock-based compensation expense	—	—	790	790
Gain on sale of assets or stations	(3,121)	—	(25)	(3,146)
Impairment of intangible assets	—	1,816	—	1,816
Acquisition-related and restructuring costs	—	1,268	153	1,421
Franchise and state taxes	—	—	183	183
Adjusted EBITDA	$59,321	$12,928	$(9,069)	$63,180

	Six Months Ended June 30, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$75,341	$13,241	$(90,305)	$(1,723)
Income tax expense	—	—	1,208	1,208
Non-operating (income) expense, including net interest expense	(3)	275	68,091	68,363
Local marketing agreement fees	5,420	—	—	5,420
Depreciation and amortization	20,655	10,903	844	32,402
Stock-based compensation expense	—	—	1,068	1,068
Gain on sale of assets or stations	(2,502)	—	—	(2,502)
Acquisition-related and restructuring costs	—	1,492	126	1,618
Franchise and state taxes	—	—	279	279
Adjusted EBITDA	$98,911	$25,911	$(18,689)	$106,133

	Six Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$71,144	$(1,998)	$(82,509)	$(13,363)
Income tax benefit	—	—	(7,884)	(7,884)
Non-operating expense, including net interest expense	16	166	67,844	68,026
Local marketing agreement fees	7,870	—	—	7,870
Depreciation and amortization	27,127	17,876	1,063	46,066
Stock-based compensation expense	—	—	1,668	1,668
Gain on sale of assets or stations	(3,116)	—	(25)	(3,141)
Impairment of intangible assets	—	1,816	—	1,816
Acquisition-related and restructuring costs	—	2,827	860	3,687
Franchise and state taxes	—	—	369	369
Adjusted EBITDA	$103,041	$20,687	$(18,614)	$105,114